UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (September 21, 2009)

ENERGY PARTNERS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue, Suite 3400

New Orleans, Louisiana 70170

(Address of principal executive offices)(Zip Code)

(504) 569-1875

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As previously disclosed, on May 1, 2009, Energy Partners, Ltd. (the “Company”, “we”, “our”, “us”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (In re: Energy Partners, Ltd., et. al., Case No. 09-32957) for reorganization under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq., as amended, in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”). On September 16, 2009, the Debtors filed their second amended joint plan of reorganization, as modified as of September 16, 2009 (the “Plan”), with the Bankruptcy Court. On September 17, 2009, the Bankruptcy Court entered an order confirming the Plan. On September 21, 2009 (the “Effective Date”), the Debtors consummated the transactions contemplated by the Plan.

Departure of Principal Officers

Effective September 21, 2009, Stephen P. Longon resigned from his position as the Company’s Executive Vice President and Chief Operating Officer. Mr. Longon joined the Company in July 2007.

In its meeting on the Effective Date, the new Board of Directors of the Company appointed Gary Hanna as Chief Executive Officer of the Company as of the Effective Date. By virtue of this appointment, Alan D. Bell, the Company’s Chief Restructuring Officer, ceased to be the Company’s principal executive officer. Information regarding Mr. Hanna is set forth below.

Gary Hanna – Chief Executive Officer

Mr. Hanna, age 51, has nearly 30 years of executive experience in the energy sector. From 2008 to 2009, Mr. Hanna served as President and Chief Executive Officer for Admiral Energy Services, a start-up company focused on the development of offshore energy services. Mr. Hanna served in various capacities at an international oil and gas services production company, Tetra Technologies, Inc., from 1999 to 2007. At Tetra, Mr. Hanna served in the role of Senior Vice President. Mr. Hanna also served as President and Chief Executive Officer for Tetra’s affiliate, Maritech Resources, Inc., and President of Tetra Applied Technologies, Inc., another Tetra affiliate. From 1996 to 1998, Mr. Hanna served as the President and Chief Executive Officer for Gulfport Energy Corporation, a public oil and gas exploration company. From 1995 to 1998, he served as the Chief Operations Officer for DLB Oil & Gas, Inc., a mid-continent exploration public company. From 1982 to 1995, Mr. Hanna served as President and CEO of Hanna Oil Properties, Inc., a company engaged in the development of mid-continent oil and gas prospects. Mr. Hanna holds a B.B.A. in Economics from the University of Oklahoma.

Also on September 21, 2009, Alan D. Bell announced his resignation as the Company’s Chief Restructuring Officer effective September 30, 2009. Mr. Bell joined the Company on March 15, 2009.

Appointment of Directors

On the Effective Date, the following directors departed the Company’s Board of Directors in connection with the Company’s emergence from Chapter 11: Mr. Jerry D. Carlisle, Mr. Robert D. Gershen, Mr. James R. Latimer, III, and Mr. Bryant H. Patton.

Mr. Steven J. Pully will continue to serve on the Company’s Board of Directors.

In addition to Mr. Pully, on the Effective Date, the following individuals became members of the Company’s Board of Directors by operation of the Plan:

Marc McCarthy

Marc McCarthy, age 38, is a Vice President and Senior Analyst at Wexford Capital LP having joined them in June 2008. Previously, Mr. McCarthy was a Senior Managing Director at Bear Stearns & Co., Inc. (now JP Morgan) responsible for coverage of the international oil and gas sector within their Global Equity Research department, having joined the firm in 1997. Prior to that, he worked in equity research at Prudential Securities, also following oil and gas. Mr. McCarthy is a Chartered Financial Analyst and received a B.A. in Economics from Tufts University. Wexford is a holder of Senior Notes and Common Equity Interests.

Scott A. Griffiths

Mr. Griffiths, age 55, has almost 30 years of experience in the energy sector. Mr. Griffiths served as Senior Vice President and Chief Operating Officer of Hydro Gulf of Mexico, L.L.C. from December 2005 to December 2006. From 2003 through December 2005, Mr. Griffiths served as Executive Vice President and Chief Operating Officer of Spinnaker Exploration Company. From 2002 to 2003, Mr. Griffiths served as Senior Vice President, Worldwide Exploration for Ocean Energy, Inc. Mr. Griffiths joined Ocean following the 1999 merger of Ocean and Seagull Energy Corporation, where he served as Vice President, Domestic Exploration. From 1997 to 1999, Mr. Griffiths held several positions with Seagull Energy, including Manager of Geoscience Technology and Vice President, Domestic Exploration. From

1984 to 1997, Mr. Griffiths was with Global Natural Resources, Inc. serving in a number of roles including, Exploration Geologist, Chief Geologist and Exploration Manager/Vice President of Exploration. Mr. Griffiths was also an Exploration Geologist with the Shell Oil Company from 1981 to 1984. Mr. Griffiths is a director of Copano Energy, LLC. He holds a B.S. in Geology from the University of New Mexico, an M.A. in Geology from Indiana University and completed the Advanced Management Program at Harvard Business School.

Charles O. Buckner

Mr. Buckner, age 65, is a private investor, retired from the public accounting firm of Ernst & Young LLP in 2002 after 35 years of service in a variety of client service and administrative roles, including chairmanship of Ernst & Young’s United States energy practice. Mr. Buckner is a director of Paterson-UTI Energy, Inc., a mid-stream pipeline company, Gateway Energy Corporation, and Boys and Girls Harbor in Houston, Texas. Mr. Buckner is a Certified Public Accountant and holds a B.B.A. in Accounting from the University of Texas and an M.B.A. from the University of Houston.

John F. Schwarz

Mr. Schwarz, age 73, is currently a director, president and chief executive officer of Entech Enterprises, Inc., which holds investments and non-operated interests in producing crude oil and natural gas properties and leases domestically and internationally. From 1989 through 1994 Mr. Schwarz served as director, president and chief executive officer of Energy Development Corporation, a wholly-owned subsidiary of Public Service Enterprise Group Inc. and from 1982 to 1989 he served as director, president and chief executive officer of CSX Oil and Gas Corporation, a wholly owned subsidiary of CSX Corp. He has forty-eight years of experience in the oil and gas industry. He also formerly served as a member of the Board of Directors of Burlington Resources Inc. and NS Group, Inc. Mr. Schwarz has a BS in Petroleum Engineering from the University of Texas and is a Registered Professional Engineer in the State of Texas.

Item 3.03 Material Modification to Rights of Security Holders

By operation of the Plan, on, and as of, the Effective Date, the Company adopted its Second Amended and Restated Certificate of Incorporation (the “Restated Certificate”) and its Second Amended and Restated Bylaws (the “Bylaws”).

Amendments to the Restated Certificate include (i) a provision increasing the number of authorized shares of common stock to 75,000,000, and (ii) a provision prohibiting, pursuant to Section 1123(a) of the Bankruptcy Code, the issuance of non-voting equity securities.

Amendments to the Bylaws include provisions regarding (i) advanced notice provisions for the Company’s stockholder meetings, (ii) the required form for stockholder proposals and (iii) director resignations and removals.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Restated Certificate and the Bylaws.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

Press Release

On September 21, 2009, the Company filed a press release announcing the appointment of the directors listed above and the appointment of Mr. Hanna as Chief Executive Officer of the Company, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.		Description
3.1		Second Amended and Restated Certificate of Incorporation of Energy Partners, Ltd. (incorporated by reference to Exhibit 3.1 to the Company’s Form 8-A/A filed on September 21, 2009)

3.2		Bylaws of Energy Partners, Ltd. (incorporated by reference to Exhibit 3.1 to the Company’s Form 8-A/A filed on September 21, 2009)

99.1	*	Press Release dated September 21, 2009

*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2009

ENERGY PARTNERS, LTD.

By:	/s/ John H. Peper
John H. Peper Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.		Description
3.1		Second Amended and Restated Certificate of Incorporation of Energy Partners, Ltd. (incorporated by reference to Exhibit 3.1 to the Company’s Form 8-A/A filed on September 21, 2009)

3.2		Bylaws of Energy Partners, Ltd. (incorporated by reference to Exhibit 3.1 to the Company’s Form 8-A/A filed on September 21, 2009)

99.1	*	Press Release dated September 21, 2009

*	Furnished herewith